UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C. 20549


                               FORM 8-K/A


                             CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of

                 the Securities Exchange Act of 1934




                             April 20, 1995
                            (Date of Report)

              Date of earliest event reported:  February 8, 1995



                          DAKA International, Inc.
           (Exact name of registrant as specified in its charter)



                                Delaware
               (State or other jurisdiction of incorporation)



0-17229											                                            04-3024178
(Commission File Number)					                           (I.R.S. Employer
                                                     Identification No.)



One Corporate Place
55 Ferncroft Road
Danvers, Massachusetts									                                    01923
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (508) 774-9115

Item 2.  Acquisition or Disposition of Assets

On February 8, 1995, Daka, Inc. ("Daka"), a wholly-owned subsidiary of DAKA International, Inc. (the "Registrant"), acquired an 80.01% general partnership interest in a newly-formed limited partnership, Daka Restaurants, L.P. ("DRLP"), for cash of $10.1 million. Also on February 8, 1995, DRLP acquired substantially all of the assets and foodservice contracts comprising the education foodservice business (the "Business") of ServiceMaster Management Services L.P. ("SMMSLP") in exchange for a cash payment of $10.1 million, the assumption of $200 thousand of liabilities and the issuance of a 19.99% limited partnership interest in DRLP to SMMSLP. In addition, DRLP acquired certain working capital assets such as cash on hand, inventory, accounts receivable and prepaid expenses, and assumed certain liabilities related to the acquired contracts. The purchase price for the net working capital assets acquired of $10.2 million, subject to adjustment, will be paid to SMMSLP in cash on August 7, 1995. The Registrant has guaranteed the August 7, 1995 payment to be made by DRLP.

Daka, as the sole general partner, will be responsible for providing day-to-day management for the 110 contracts acquired which, in 1994, generated managed volume of approximately $81 million.

The cash contributed by Daka to DRLP in connection with the acquisition of its 80.01% general partner interest was provided by the Registrant using available borrowing capacity under the Registrant's $75 million Revolving Credit Agreement with the Chase Manhattan Bank, N.A. as agent for several banks.

In connection with the acquisition by DRLP, the Registrant and SMMSLP entered into a Put and Call Agreement pursuant to which SMMSLP may require that the Registrant purchase SMMSLP's limited partnership interest in DRLP at any time during the ten year term of the partnership. The purchase price to be paid to SMMSLP upon exercise of its put right shall be $2.6 million plus SMMSLP's portion of any net undistributed earnings of DRLP. Pursuant to the Put and Call Agreement, the Registrant may require SMMSLP to sell its limited partnership interest to the Registrant any time on or after February 8, 2000. The purchase price to be paid to SMMSLP upon exercise by the Registrant of its call right shall be 120% of the sum of
(i) $2.6 million, (ii) SMMSLP's portion of any net undistributed earnings of DRLP.

Item 7.  Financial Statements and Exhibits

     (A)  Financial Statements of the Acquired Business:

             Report of Independent Public Accountants

            	Statement of Net Assets - December 21, 1994

            	Statement of Revenues and Expenses and

             Change in Net Assets - Year Ended December 21, 1994

             Statement of Cash Flows - Year Ended December 21, 1994

             Notes to Financial Statements - Year Ended December 21, 1994

     (B)  Pro Forma Financial Information:

             Pro Forma Condensed Consolidated Balance Sheet -
             December 31, 1994

             Pro Forma Condensed Consolidated Statement of
             Income - Six Months Ended December 31, 1994

             Pro Forma Condensed Consolidated Statement of
             Income - Year Ended July 2, 1994

             Notes to Pro Forma Condensed Consolidated Financial Information

     (C)  Exhibits:

             *10.22	 Business Transfer Agreement by and between
                     Daka Restaurants, L.P. as Transferee and ServiceMaster Management Services L.P. as Transferor as of
                     February 8, 1995.**

             *10.23	 Limited Partnership Agreement of Daka Restaurants, L.P.
                     as of February 8, 1995

            	*10.24	 Put and Call Agreement by and between DAKA
                     International, Inc. and ServiceMaster Management Services L.P. as of February 8, 1995.

     *Previously filed as Exhibits to Form 8-K dated February 23, 1995.

    **The schedules to exhibit 10.22 are not included herein.  The
      Registrant will furnish to the Securities and Exchange Commission, supplementally, a copy of any omitted schedule upon the Securities and Exchange Commission's request.

           Item 7.  (A) Financial Statements of the Acquired Business

               Financial Statements as of December 21, 1994 of the Education Food Service Business that
               Daka Restaurants, L.P. acquired from
               ServiceMaster Management Services, L.P.

              REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of ServiceMaster Management Services L.P.:

We have audited the accompanying statement of net assets of the Education Food Service business that Daka Restaurants, L.P. acquired from ServiceMaster Management Services, L.P. ("the Partnership") (as defined in Note 1) as of December 21, 1994, and the related statement of revenues and expenses and change in net assets and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Education Food Service business that Daka Restaurants, L.P. acquired from ServiceMaster Management Services, L.P. as of December 21, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
Chicago, Illinois
March 30, 1995

                   EDUCATION FOOD SERVICE BUSINESS THAT
                  DAKA  RESTAURANTS, L.P. ACQUIRED FROM
                 SERVICEMASTER MANAGEMENT SERVICES, L.P.
                        STATEMENT OF NET ASSETS
                       AS OF DECEMBER  21, 1994
                            (In thousands)

                                                                  1994
ASSETS:
Current assets:
  Cash  	                                                      $     151
  Accounts receivable, less allowance of $69 	                    10,073
  Inventories 	                                                    1,645
  Prepaid expenses and other current assets 	                        197
                                                               ---------
    Total current assets 	                                        12,066
                                                               ---------
Property and equipment:
  Equipment, net of depreciation of $1,098 	                       1,323
  Improvements of client facilities, net of
     amortization of $3,318 	                                      3,302
Intangible assets, net of amortization of $1,631 	                 2,835
                                                               ---------
  Total assets 	                                               $  19,526
                                                               =========
LIABILITIES AND NET ASSETS:
Current liabilities:
  Unearned meal plan revenues and client prepayments      	    $      76
  Accrued commissions 	                                              306
  Accrued expenses 	                                                 811
                                                               ---------
    Total current liabilities 	                                    1,193
                                                               ---------
Commitments and contingencies

Net assets of business sold 	                                     18,333
                                                               ---------
  Total liabilities and net assets 	                           $  19,526
                                                               =========

The accompanying Notes to Financial Statements are an integral part of these statements.

                      EDUCATION FOOD SERVICE BUSINESS THAT
                     DAKA  RESTAURANTS, L.P. ACQUIRED FROM
                    SERVICEMASTER MANAGEMENT SERVICES, L.P.
          STATEMENT OF REVENUES AND EXPENSES AND CHANGE IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER  21, 1994
                                 (In thousands)

                                                                 1994
Revenues: 	                                                 $  81,328

Costs and expenses:
  Cost of services rendered and products sold 	                74,773
  Selling and administrative expenses 	                         3,905
  Depreciation and amortization 	                               1,980
                                                            ---------
  Total costs and expenses 	                                   80,658
                                                            ---------
    Income 	                                                $     670
                                                            =========

Change in Net Assets:
  Beginning net assets 	                                       16,846
  Income 	                                                        670
  Net transfers from ServiceMaster Management Services, L.P. 	    817
                                                            ---------
  Ending net assets 	                                       $  18,333
                                                            =========

The accompanying Notes to Financial Statements are an integral part of these statements.

                      EDUCATION FOOD SERVICE BUSINESS THAT
                      DAKA  RESTAURANTS, L.P. ACQUIRED FROM
                     SERVICEMASTER MANAGEMENT SERVICES, L.P.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER  21, 1994
                                 (In thousands)

                                                              1994
Cash flows from operating activities:
  Income 	                                                  $     670
  Adjustments to reconcile income to net cash provided
   from operating activities:
    Depreciation and amortization 	                             1,980
    Allowance for uncollectible accounts 	                        161
  Changes in assets and liabilities:
    Accounts receivable 	                                      (2,207)
    Inventories 	                                               1,390
    Prepaid expenses and other current assets 	                   148
    Accrued expenses and other liabilities 	                      205
                                                            ---------
      Net cash provided from operating activities 	         $   2,347
                                                            ---------
Cash flows from investing activities:
  Property additions 	                                         (1,567)
  Improvement of client facilities 	                           (1,554)
                                                            ---------
    Net cash used in investing activities 	                 $  (3,121)
                                                            ---------
Cash flows from financing activities:
  Net transfers from ServiceMaster Management Services L.P.       817
                                                            ---------
  Net cash provided from financing activities                     817
                                                            ---------
Cash increase during the year 	                                    43

Cash, beginning of year 	                                         108
                                                            ---------
Cash, end of year 	                                         $     151
                                                            =========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       EDUCATION FOOD SERVICE BUSINESS THAT
                      DAKA  RESTAURANTS, L.P. ACQUIRED FROM
                     SERVICEMASTER MANAGEMENT SERVICES, L.P.
                         NOTES TO FINANCIAL STATEMENTS
                                 (In thousands)

1. Business and Basis of Presentation

Business

ServiceMaster Management Services L.P., ("SMMSLP"), a wholly owned subsidiary of ServiceMaster L.P., ("SMLP"), provides a variety of supportive management services to healthcare, education, and commercial customers, including the management of housekeeping, plant operations and maintenance, laundry and linen, grounds and landscaping, clinical equipment maintenance, energy management services and foodservice.

On February 8, 1995, SMMSLP transferred certain of its education foodservice and business dining contracts and related assets and liabilities (the "Business") to Daka Restaurants, L.P. ("DRLP"), a newly formed limited partnership. This transfer, which did not constitute a complete transfer of SMMSLP's education foodservice assets and liabilities, was made in exchange for a cash payment of $10,100, the assumption of liabilities of $200, a deferred payment of approximately $10,200 to be paid by DRLP on August 8, 1995 and a 19.99% limited partnership interest in DRLP. Daka, Inc., ("Daka"), a wholly owned subsidiary of DAKA International, Inc., ("DAKA"), owns the remaining 80.01% of DRLP and, as the general partner, will be responsible for the day to day management of DRLP. DAKA has guaranteed DRLP's deferred payment to SMMSLP.

In connection with the transfer of the Business to DRLP, SMMSLP and DAKA entered into a Put and Call Agreement whereby SMMSLP may require that DAKA purchase its limited partnership interest in DRLP at any time during the ten year term of the partnership for a purchase price of $2,600 plus any net undistributed earnings of DRLP. The provisions of the Put and Call Agreement also provide that DAKA may require SMMSLP to sell its limited partnership interest in DRLP to DAKA, any time after February 8, 2000 for a purchase price of 120% of the sum of $2,600 plus any net undistributed earnings of DRLP.

Basis of Presentation

The accompanying financial statements include the net assets, results of operations and cash flows related to the education foodservice business sold to DRLP. Net transfers from SMMSLP are presented as part of the net assets of the business sold.

2.  Summary of  Significant Accounting Policies

Cash Management

Under SMLP's centralized cash management system, SMMSLP's daily cash collections are swept into SMLP's centralized cash management account from which all operating expenses are funded by SMLP. Accordingly, SMMSLP's cash swept by SMLP as well as liabilities to be funded by SMLP have been excluded from the assets and liabilities of the Business included in the accompanying statement of net assets.

The cash balance in the accompanying statement of net assets consists of petty cash located at the facilities transferred to DRLP. Accrued expenses include reserves for salaries and wages of $250, deposits from facilities of $165, and reserves for unvouchered accounts payable of $102 as well as other various items. Vouchered accounts payable are not included as these amounts are paid through SMLP's cash management account.

Inventories

Inventories, which consist primarily of food and supplies located at the customer locations, are valued at the lower of cost (determined using the first-in first-out basis) or market value. In addition, it also includes work in process related to facility design services performed by the Business. Work in process is recorded at cost, and consists of materials and labor related to the design and construction of foodservice facilities and components therein.

Property and Equipment

Foodservice equipment and other related equipment included in property and equipment are stated at cost and are depreciated using the straight-line method of depreciation over their estimated useful lives which range from five to seven years.

Included in property and equipment are improvements made to client facilities, pursuant to the related foodservice contract. Such improvements are amortized over the term of the foodservice contract or the term specified in the foodservice contract. In the event that a facility contract is terminated, the unamortized portion is usually reimbursed by the facility.

Intangible Assets

Included in intangible assets is goodwill, which represents the purchase price associated with acquired businesses in excess of the fair value of the assets acquired.
Intangible assets are amortized on a straight-line basis over forty years.

Revenue Recognition

Revenues consist of product sales and contract fees for services rendered. Retail sales made to guests of foodservice clients are reflected in the statements of revenues and expenses. When the Business principally uses people who are employees of the facility, the payroll costs for such employees are charged to the Business by the facility and are included in "Cost of services rendered and products sold" in the statement of revenues and expenses. Receivables from the facilities are reflected in the statement of net assets at the net amount due, after deducting from the contract price all amounts chargeable to the business.

Income Taxes

SMMSLP is a limited partnership, and as such is not currently subject to federal income taxes. Therefore, no provision has been included with respect to the business sold.

3.  Commitments and Contingencies

Rental expense for foodservice equipment for the fiscal year ended December 21, 1994 was $107. Future minimum annual rentals as of December 21, 1994 under noncancelable operating leases are $100 in 1995 and $0 thereafter.

4.  Transaction with Parent Company

Selling and administrative expenses include those costs incurred directly by the Business, such as building maintenance expenses, general office expenses, postage expenses, and computer system charges, as well as an allocation of other administrative and selling costs incurred by SMMSLP. Expenses allocated by SMMSLP totaled $933 for the fiscal year ended December 21, 1994. These expenses, which management believes were incremental as a result of the operations of the Business, have been allocated based on specific identification where possible. These amounts allocated to the Business would not necessarily represent the amounts that would have been incurred had the Business operated as an unaffiliated entity, yet management believes that this method results in a reasonable allocation of administrative and selling expenses to the Business.

The accompanying statement of revenues and expenses does not include an allocation of income or expense related to investments or borrowings of SMMSLP.

5.  Employee Benefits

Certain of the Businesses' union employees are covered by multi-employer pension plans administered by the Business. Amounts contributed to the plans were not material in the fiscal year ended December 21, 1994.

Certain employees of the Business are covered under benefit plans sponsored by SMMSLP. As a result of the sale, these employees will be treated as terminated employees from the SMMSLP plans. The employees are entitled to receive their contributions to the plan, including rollovers, as well as the vested portion of the employer's contribution as of the termination date.

                Item 7.  (B) Pro Forma Financial Information

                          DAKA INTERNATIONAL, INC.
                       PROFORMA FINANCIAL INFORMATION

Introduction:

On February 8, 1995, Daka, Inc. ("Daka"), a wholly-owned subsidiary of DAKA International, Inc. (the "Registrant"), acquired an 80.01% general partnership interest in a newly-formed limited partnership, Daka Restaurants, L.P. ("DRLP"), for cash of $10.1 million. Also on February 8, 1995, DRLP acquired substantially all of the assets and foodservice contracts comprising the educational foodservice business (the "Business") of ServiceMaster Management Services L.P. ("SMMSLP") in exchange for a cash payment of $10.1 million, the assumption of $200 thousand of liabilities and a 19.99% limited partnership interest in DRLP. In addition, DRLP acquired certain working capital assets such as cash on hand, inventory, accounts receivable and prepaid expenses, and assumed certain liabilities related to the acquired contracts. The purchase price for the net working capital assets acquired of $10.2 million, subject to adjustment, will be paid to SMMSLP in cash on August 7, 1995. The Registrant has guaranteed the August 7, 1995 payment to be made by DRLP.

The accompanying Proforma Condensed Consolidated
Balance Sheet as of December 31, 1994 is intended to reflect the acquisition of the Business as if it had occurred on December
31, 1994.

The accompanying Proforma Condensed Consolidated
Statements of Income for the year ended July 2, 1994 and for the six months ended December 31, 1994 are intended to reflect the acquisition of the Business as if it had occurred at the beginning of each fiscal period presented.

The accompanying Proforma Condensed Consolidated
Financial Information does not purport to be indicative of the results of operations and financial conditions that would have been achieved if the acquisition of the Business had actually been consummated at the beginning of each fiscal period presented. In addition, the accompanying Proforma Condensed Consolidated Financial Information does not purport to be indicative of the results of operations which may be achieved in the future.

The accompanying Proforma Condensed Consolidated
Financial Information has been prepared using the assumptions set forth in the accompanying Notes to the Proforma Condensed Consolidated Financial Information and should be read in conjunction with the audited Consolidated Financial Statements and Notes thereto contained in the Registrant's Annual Report on Form 10-K for the year ended July 2, 1994 and the unaudited Consolidated Financial Statements and Notes thereto contained in the Registrant's Quarterly Report on Form 10-Q for the period ended December 31, 1994.

                           DAKA INTERNATIONAL, INC.
               PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            December 31, 1994
                              (In thousands)

                                    ServiceMaster
	                      DAKA           Management
                International, Inc.  Services L.P.
                    December 31,     December 21,    Proforma       Proforma
                        1994             1994        Adjustments     Amounts
                    -----------       -----------    -----------   ----------
                    (Unaudited) 	     (Audited)     (Unaudited)    (Unaudited)
ASSETS:
Current assets:
  Cash and
   equivalents        $  6,096        	 $    151                     $  6,247
  Accounts and notes
   receivable, net 	    28,030     	      10,073     (f)  $(500)     	 37,603
  Inventories 	          8,524      	      1,645        	 	            10,169
  Prepaid expenses
   and other current
   assets                3,163        	     197                         3,360
                      --------         --------        --------      --------
     Total current
      assets 	          45,813           12,066         	  (500)    	  57,379
                      --------         --------        --------      --------

Property and
 equipment, net        	76,499      	     1,323    	 	                 77,822

Investments in
 and advances
 to affiliates 	           173  	 	                                       173
Other assets, net 	     15,886           	6,137      (b)  4,815     	  26,838
Deferred income taxes 	    184               	                            184
                      --------         --------        --------      --------
                      $138,555      	  $ 19,526     	 $   4,315     	$162,396

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Accounts payable 	  $ 20,173      	 	                              $ 20,173
  Accrued expenses 	    14,051      	  $  1,193      (f)  $ 765     	  16,009
  Deferred purchase
   price 	 	 	                                       (a) 10,873        10,873
  Current portion of
   long-term debt         	564	                                           564
  Deferred income
   taxes 	                  76                  	                          76
                      --------         --------        --------      --------
    Total current
     liabilities 	      34,864            1,193          11,638     	  47,695
                      --------         --------        --------      --------

Long-term debt 	        54,579      	   	            (c) 10,085	       64,664
Other long term
 liabilities 	           6,990        	 	 	                             6,990
Minority interests 	     1,812        	   	          (d)    925    	    2,737

Stockholders' equity 	  40,310           18,333      (e)(18,333)       40,310
                      --------         --------        --------      --------
                      $138,555        	$ 19,526       	$  4,315     	$162,396
                      ========         ========        ========      ========

See Notes to Proforma Financial Information.

                            DAKA INTERNATIONAL, INC.
               PROFORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      Six Months Ended December 31, 1994
                    (In thousands, except per share data)

                                     ServiceMaster
                       DAKA           Management       Proforma     Proforma
                 International,Inc.  Services L.P.    Adjustments    Amounts
                   ----------         ----------      ----------   ----------
                    (Unaudited)       (Unaudited)     (Unaudited)  (Unaudited)
Revenues:
 Sales 	             $137,455        	 $ 43,517        	 	          $180,972
 Management fees
  and franchising
  income 	              4,712                	                         4,712
                     --------          --------        --------     --------
                      142,167        	   43,517 	                    185,684
                     --------          --------        --------     --------
Costs and expenses:
 Cost of sales and
  operating expenses 	115,117	           39,906        	 	           155,023
 Selling, general and
  administrative
  expense 	            13,697      	      1,953        	 	            15,650
 Depreciation and
  amortization 	        4,839        	    1,107     	 (a)$  (464)     	5,482
 Interest expense 	     1,861        	 	              (b)    378   	   2,239
 Interest income 	       (104)       	 	 	                              (104)
 Minority interests 	    (104)                       	(c)    203          99
                     --------          --------         --------    --------
	                     135,306        	   42,966              117     178,389
                     --------          --------         --------    --------

Income before
 income taxes 	         6,861              	551	            (117)      7,295
Income tax expense      2,515                	        (d)    184      	2,699
                     --------          --------         --------    --------
Net income             	4,346        	      551        	    (301)      4,596
Preferred Stock
 dividends 	              400                         	                  400
                     --------          --------         --------    --------
Net income available to
 common stockholders $  3,946         	$    551        	$   (301)   $  4,196
                     ========          ========         ========    ========

Weighted average
 shares outstanding:
  Primary 	             4,020        	 	 	                             4,020
  Fully diluted 	       8,627                                     	 	 	8,627

Earnings per share:
  Primary 	              0.98                                      	 	 	1.04
  Fully diluted         	0.58                                      	 	 	0.61

                         DAKA INTERNATIONAL, INC.
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Year Ended July 2, 1994
                    (In thousands, except per share data)

                                              ServiceMaster    ServiceMaster
                                               Management       Management
                             DAKA             Services L.P.    Services L.P.
                       International,Inc.      Year Ended     6 Months Ended
                           Year Ended         December 21,     December 21,
                          July 2, 1994            1994             1994
                          ------------        ------------     ------------
                           (Audited)            (Audited)       (Unaudited)
Revenues:
 Sales 	                   $239,352        	    $ 81,328       	 $(43,517)
 Management fees
  and franchising income 	   10,443
                           --------             --------         --------
	                           249,795              	81,328       	  (43,517)
                           --------             --------         --------
Costs and expenses:
 Cost of sales and
  operating expenses 	      201,189	              74,773       	  (39,906)
 Selling, general and
  administrative expense 	   27,304      	         3,905       	   (1,953)
 Depreciation and
  amortization               	8,223               	1,980          	(1,107)
 Interest expense 	           2,738
 Interest income 	             (251)
 Minority interests 	            99
                           --------             --------         --------
	                           239,302        	      80,658          (42,966)
                           --------             --------         --------

Income before income taxes 	 10,493                 	670	            (551)
Income tax expense 	          3,591
                           --------             --------         --------
Net income 	                  6,902                 	670            	(551)
Preferred Stock dividends 	     800
                           --------             --------         --------
Net income available to
 common stockholders 	     $  6,102        	    $    670       	 $   (551)
                           ========             ========         ========

Weighted average shares outstanding:
Primary 	                     3,933
Fully diluted 	               8,579

Earnings per share:
Primary                       	1.55
Fully diluted 	                0.96

                           ServiceMaster
                            Management
                           Services L.P.
                          6 Months Ended
                           December 22,          Proforma        Proforma
                               1994             Adjustments       Results
                           ------------        ------------     ------------
                           (Unaudited)          (Unaudited)      (Unaudited)
Revenues:
 Sales                      $ 36,772                              $313,935
 Management fees and
  franchising income                                                10,443
                            --------              --------        --------
                              36,772                               324,378
                            --------              --------        --------
Costs and expenses:
 Cost of sales and
  operating expenses          33,387                               269,443
 Selling, general and
  administrative expense       1,970                                31,226
 Depreciation and
  amortization                   471             (a)$  (60)          9,507
 Interest expense                                (b)   758           3,496
 Interest income                                                      (251)
 Minority interests                              (c)   224             323
                            --------              --------        --------
                              35,828                   922         313,744
                            --------              --------        --------
Income before income
 taxes                           944                  (922)         10,634
Income tax expense                               (d)    60           3,651
                            --------              --------        --------
Net income                       944                  (982)          6,983
Preferred Stock dividends                                              800
                            --------              --------        --------
Net income available to
 common stockholders        $    944              $   (982)       $  6,183
                            ========              ========        ========

Weighted average shares outstanding:
 Primary                                                             3,933
 Fully diluted                                                       8,579

Earnings per share:
 Primary                                                              1.57
 Fully diluted                                                        0.97

                           DAKA  INTERNATIONAL, INC.
                  NOTES TO PROFORMA FINANCIAL INFORMATION
                                (In thousands)

The following describe the proforma adjustments made to the accompanying Proforma Condensed Consolidated Balance
Sheet and Statements of Income.

Proforma Condensed Consolidated Balance Sheet - December 31, 1994:

(a) Represents deferred purchase price for net working capital assets acquired by DRLP computed as follows in accordance with Business Transfer Agreement:

Current assets 	                                        $  12,066
Current liabilities 	                                      (1,193)
                                                        ---------
  Proforma adjustment 	                                 $  10,873
                                                        =========

The actual amount of the deferred purchase price as of February 8, 1995 is approximately $10.2 million. The difference between the deferred purchase price of $10.9 million, reflected in the accompanying Proforma Condensed Consolidated Balance Sheet, and the $10.2 million as of February 8, 1995 is primarily due to a decrease in accounts receivable as a result of normal collections. The deferred purchase price is payable to SMMSLP on August 7, 1995.

(b) Represents the allocation of the purchase price of the Business, excluding the net working capital assets, computed as follows:

Purchase price 	                                        $  10,250
Allocation of purchase price to fixed assets   	           (1,323)
Estimated costs of acquisition                             	1,100
Carryover of historical cost basis of SMMSLP 	                925
                                                        ---------
Goodwill 	                                                 10,952
Goodwill and other assets in historical
 financial statement 	                                     (6,137)
                                                        ---------
  Proforma adjustment 	                                 $   4,815
                                                        =========

(c) Represents borrowings under the Registrant's
Revolving Credit Agreement used to fund its capital contribution to the partnership. The partnership used all of the cash contributed to fund the purchase price of the acquired Business.

(d) Represents SMMSLP's 19.99% interest in the assets transferred to DRLP calculated as follows:

SMMSLP's Historical cost basis:
 Net book value of equipment 	                             1,323
 Net book value of improvement of client facilities 	      3,302
                                                       ---------
                                                           4,625
SMMSLP's interest in assets transferred 	                  19.99%
                                                       ---------
 Proforma adjustment	                                        925
                                                       =========

(e) Represents the elimination of the historical equity of the Business acquired.

(f) This proforma adjustment is comprised of the following:

Estimated costs of acquisition 	                      $   1,100
Less amount allocated to allowance for bad debt	           (500)
Additional liability assumed 	                              165
                                                      ---------
  Proforma adjustment 	                               $     765
                                                      =========

Proforma Condensed Consolidated Statement of Income - Six Months Ended
  December 31, 1994:

(a) Adjustment to eliminate historical depreciation and amortization and to record depreciation and amortization on new asset values and goodwill. This adjustment is comprised of the following:

Eliminate historical depreciation and amortization 	  $  (1,107)
Depreciation and amortization associated with:
  Goodwill 10 year life                                    	548
  Fixed assets 7 year average life 	                         95
                                                      ---------
   Proforma adjustment 	                              $    (464)
                                                      =========

(b) To reflect interest expense on $10.1 million of borrowings at 7.5%, (the Registrant's weighted average borrowing rate) for the six month period.

(c) To reflect partners 19.99% share of income generated by the Business after considering the proforma adjustment for depreciation and amortization. The proforma adjustment for interest expense is not considered in computing minority interests since it is an expense of the general partner, not the partnership.

(d) To record income taxes on the historical income before income taxes of the Business and proforma adjustments at the federal statutory rate of 35% plus state income taxes at the Registrant's effective rate of 7.2%.

Proforma Condensed Consolidated Statement of Income - Year Ended July 2,1994:

(a) Adjustment to eliminate historical depreciation and amortization and to record depreciation and amortization on new asset values and goodwill. This adjustment is comprised of the following:

Eliminate historical depreciation and amortization 	  $  (1,344)
Depreciation and amortization associated with:
 Goodwill 10 year life 	                                  1,095
 Fixed assets 7 year average life 	                         189
                                                      ---------
   Proforma adjustment 	                              $     (60)
                                                      =========

(b) To reflect interest expense on $10.1 million of borrowings at 7.5%, (the Registrant's weighted average borrowing rate) for the year ended July 2, 1994.

(c) To reflect partners 19.99% share of income generated by the Business after considering the proforma adjustment for depreciation and amortization. The proforma adjustment for interest expense is not considered in computing minority interests since it is an expense of the general partner, not the partnership.

(d) To record income taxes on the historical income before income taxes of the Business and proforma adjustments at the federal statutory rate of 35% plus state income taxes at the Registrant's effective rate of 7.2%.

                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


                                    							DAKA International, Inc.


Date:  April 20, 1995 					          By:  	/s/Michael A. Woodhouse
                                           ------------------------
                                           Michael A. Woodhouse
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer
                                           (Principal Financial and Principal
                                            Accounting Officer)